Exhibit 99.2

MANGROVE EMPLOYER SERVICES – PAYROLL DIVISION

SPECIAL PURPOSE CARVE-OUT FINANCIAL STATEMENTS OF MANGROVE
EMPLOYER SERVICES – PAYROLL DIVISION (A CARVE-OUT OF MANGROVE
EMPLOYER SERVICES, INC.)

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

MANGROVE EMPLOYER SERVICES – PAYROLL DIVISION
(A CARVE-OUT OF MANGROVE EMPLOYER SERVICES, INC.)

CONTENTS

Independent Auditors’ Report	1-2

Special Purpose Carve-Out Financial Statements

Balance Sheets	3-4
Statements of Operations	5
Statements of Changes in Invested Equity	6
Statements of Cash Flows	7-8

Notes to Special Purpose Carve-Out Financial Statements	9-23

INDEPENDENT AUDITORS’ REPORT

Board of Directors and Shareholders of
Mangrove Employer Services, Inc.

Report on the Financial Statements

We have audited the accompanying balance sheets of the special purpose combined carve-out financial statements of Mangrove Employer Services – Payroll Division as of December 31,2015 and 2014, and the related statements of operations, changes in invested equity and cash flows for the years then ended, and the related notes to the special purpose carve-out financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these special purpose carve-out financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these special purpose carve-out financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the special purpose carve-out financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the special purpose carve-out financial statements. The procedures  selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the special purpose carve-out financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the special purpose carve-out financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the special purpose carve-out financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Marcum LLP n 1920 Main Street n Suite 950 n Irvine, California 92614 n Phone 949.236.5600 n Fax 949.236.5601 n www.marcumllp.com

Opinion

In our opinion, the special purpose carve-out financial statements referred to above present fairly, in all material respects, the financial position of Mangrove Employer Services – Payroll Division as of December 31, 2015 and 2014, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As described in Note 2, Mangrove Employer Services – Payroll Division is not a stand-alone entity. The special purpose carve-out financial statements of Mangrove Employer Services – Payroll Division reflect the assets, liabilities, revenues and expenses directly attributable to Mangrove Employer Services – Payroll Division, as well as allocations of assets, liabilities, revenue and expenses deemed reasonable by management, to present the financial position, results of operations, changes in invested equity and cash flows of Mangrove Employer Services – Payroll Division on a stand-alone basis and do not necessarily reflect the financial position, results of operations, changes in invested equity and cash flows of Mangrove Employer Services –  Payroll Division in the future or what they would have been had Mangrove Employer Services –  Payroll Division been a separate, stand-alone entity during the periods presented.

Irvine, CA
March 17, 2016

MANGROVE EMPLOYER SERVICES - PAYROLL DIVISION
(A CARVE-OUT OF MANGROVE EMPLOYER SERVICES, INC.)

BALANCE SHEETS

DECEMBER 31, 2015 AND 2014

	2015	2014

Assets

Current Assets
Cash	$75,222	$24,096
Accounts receivable, net	156,417	85,696
Other current assets	3,475	17,292

Total Current Assets Before Funds Held for Clients	235,114	127,084

Funds Held for Clients	13,615,087	17,575,084

Total Current Assets	13,850,201	17,702,168

Property, Equipment and Improvements, Net	288,561	268,401

Intangible Assets, Net	873,663	1,660,797

Deferred Tax Assets	1,030,505	976,932

Deposits	25,504	25,504

Total Assets	$16,068,434	$20,633,802

The accompanying notes are an integral part of these financial statements.

MANGROVE EMPLOYER SERVICES - PAYROLL DIVISION
(A CARVE-OUT OF MANGROVE EMPLOYER SERVICES, INC.)

BALANCE SHEETS

DECEMBER 31, 2015 AND 2014

	2015	2014

Liabilities and Invested Equity

Current Liabilities
Accounts payable and accrued expenses	$159,137	$291,564
Current portion of capital leases payable	24,073	53,630
Current portion of notes payable	254,486	706,506

Total Current Liabilities Before Client Fund Obligations	437,696	1,051,700

Client Fund Obligations	13,615,087	17,575,084

Total Current Liabilities	14,052,783	18,626,784

Capital Leases Payable, Net of Current Portion	26,123	4,621

Notes Payable, Net of Current Portion	734,030	598,713

Total Liabilities	14,812,936	19,230,118

Invested Equity	1,255,498	1,403,684

Total Liabilities and Invested Equity	$16,068,434	$20,633,802

The accompanying notes are an integral part of these financial statements.

MANGROVE EMPLOYER SERVICES - PAYROLL DIVISION
(A CARVE-OUT OF MANGROVE EMPLOYER SERVICES, INC.)

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

	2015	2014

Revenues	$5,991,283	$5,508,680

Operating Expenses
Payroll, employee benefits and contractor expenses	3,581,630	3,056,639
Depreciation and amortization	860,348	1,129,028
Rent	398,864	264,621
Other operating expenses	1,227,544	1,619,471

Total Operating Expenses	6,068,386	6,069,759

Operating Loss	(77,103)	(561,079)

Other (Expense) Income
Other income	46,908	29,283
Interest expense	(68,511)	(60,681)

Total Other Expense, Net	(21,603)	(31,398)

Loss Before Income Tax Benefit	(98,706)	(592,477)

Income Tax Benefit	(53,573)	(195,799)

Net Loss	$(45,133)	$(396,678)

The accompanying notes are an integral part of these financial statements.

MANGROVE EMPLOYER SERVICES - PAYROLL DIVISION
(A CARVE-OUT OF MANGROVE EMPLOYER SERVICES, INC.)

STATEMENTS OF CHANGES IN INVESTED EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

	2015	2014

Balance - January 1,	$1,403,684	$1,608,386

Net loss	(45,133)	(396,678)

Net (distribution to) contribution from Mangrove Employer Services, Inc.	(103,053)	191,976

Balance - December 31,	$1,255,498	$1,403,684

The accompanying notes are an integral part of these financial statements.

MANGROVE EMPLOYER SERVICES - PAYROLL DIVISION
(A CARVE-OUT OF MANGROVE EMPLOYER SERVICES, INC.)

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

	2015	2014

Cash Flows From Operating Activities
Net loss	$(45,133)	$(396,678)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation and amortization	860,348	1,129,028
Bad debt expense	51,745	230,455
Deferred income taxes	(53,573)	(238,298)
Changes in operating assets and liabilities:
Accounts receivable	(84,010)	160,318
Other current assets	(24,639)	(643)
Other assets	--	36,444
Accounts payable and accrued expenses	(132,427)	5,564

Total Adjustments	617,444	1,322,868

Net Cash Provided by Operating Activities	572,311	926,190

Cash Flows From Investing Activities
Purchase of property, equipment and improvements	(52,013)	(49,262)
Capitalized software development costs	--	(666,815)
Net change in funds held for clients	3,959,997	(7,155,989)

Net Cash Provided by (Used in) Investing Activities	3,907,984	(7,872,066)

Cash Flows From Financing Activities
Proceeds from borrowings	--	350,000
Principal repayment of borrowings	(316,703)	(732,641)
Repayment of capital leases	(80,793)	(66,060)
Net cash (distributed to) contributed from Mangrove
Employer Services, Inc.	(71,676)	252,671
Net change in client fund obligations	(3,959,997)	7,155,989

Net Cash (Used in) Provided by Financing Activities	$(4,429,169)	$6,959,959

The accompanying notes are an integral part of these financial statements.

MANGROVE EMPLOYER SERVICES - PAYROLL DIVISION
(A CARVE-OUT OF MANGROVE EMPLOYER SERVICES, INC.)

STATEMENTS OF CASH FLOWS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

	2015	2014

Net Increase in Cash	$51,126	$14,083

Cash - Beginning	24,096	10,013

Cash - Ending	$75,222	$24,096

Supplemental Disclosure of Cash Flow Information

Cash paid during the years for:
Interest	$68,511	$60,681
Income taxes	$69,235	$99,039

Non-cash investing and financing activities:
Purchase of equipment through capital leases	$72,738	$--

The accompanying notes are an integral part of these financial statements.

MANGROVE EMPLOYER SERVICES – PAYROLL DIVISION
(A CARVE-OUT OF MANGROVE EMPLOYER SERVICES, INC.)

NOTES TO SPECIAL PURPOSE CARVE-OUT FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

NOTE 1 - DESCRIPTION OF BUSINESS

Mangrove Employer Services, Inc. (the “ Company”) was founded in 1994 and is headquartered in Tampa, Florida. The Company, through its wholly owned subsidiaries Mangrove Software, Inc., Mangrove COBRAsource, Inc. and Mangrove Payroll Service, Inc. provides human resource management, payroll processing and benefit administration software and services to commercial and non-commercial clients. The Company provides these services through licensed software or by outsourced solutions.

In March 2016, the Company entered into an oral agreement to sell its human resource management and payroll processing business (the “Payroll Division”) to Asure Software, Inc. (“Asure”). The agreement will become effective upon completion of the sale.

The accompanying special purpose financial statements represent the financial position, results of operations, changes in invested equity and cash flows of the Payroll Division. Within these financial statements “we”, “us” and “our” refers to the Payroll Division.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying special purpose carve-out financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Payroll Division is an integrated business of the Company that operates in a single business segment and is not a stand-alone entity. The financial statements of the Payroll Division reflect the assets, liabilities, revenue and expenses directly attributable to the Payroll Division, as well as allocations of assets, liabilities, revenue and expenses deemed reasonable by management, to present the financial position, results of operations, changes in invested equity and cash flows of the Payroll Division on a stand-alone basis. The allocation methodologies have been described within the notes to the financial statements where appropriate, and management considers the allocations to be reasonable. The financial information included herein may not necessarily reflect the financial position, results of operations, changes in invested equity and cash flows of the Payroll Division in the future or what they would have been had the Payroll Division been a separate, stand-alone entity during the periods presented.

MANGROVE EMPLOYER SERVICES – PAYROLL DIVISION
(A CARVE-OUT OF MANGROVE EMPLOYER SERVICES, INC.)

NOTES TO SPECIAL PURPOSE CARVE-OUT FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

VARIABLE INTEREST ENTITIES

The Payroll Division leases its corporate headquarters from Mangrove Investments, LLC, (“MI LLC”), a related party. The Payroll Division and MI LLC are related through common ownership and the Company has guaranteed the loan of MI LLC. MI LLC is a variable interest entity, as the Payroll Division has effectively guaranteed the owners’ investment in MI LLC and continues to substantially fund MI’s operations through the leasing arrangement. The Payroll Division has elected to apply Accounting Standard Update No. 2014-07, Consolidation (Topic 810): Applying Variable Interest Entities Guidance to Common Control Leasing Arrangements, and accordingly, the Company has not consolidated MI LLC.

As of December 31, 2015, the debt owed by MI LLC amounted to $2,318,014. The Payroll Division has a lease arrangement with MI LLC through December 2038, with monthly payments equaling a variable amount consisting of monthly principal and interest payment on the property, plus sales tax on the entire amount. See Note 13 – Commitments and Contingencies, for further discussion.

USE OF ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the dates of the financial statements and the reported amounts of revenue and expenses during the reported periods. These estimates relate to the allowance for doubtful accounts, useful lives of long-lived assets and income taxes as well as allocations of assets, liabilities, revenue and expenses. Actual results could differ from the estimates included in the accompanying financial statements.

CASH AND CASH EQUIVALENTS

The Payroll Division considers all highly liquid investments with original maturities at the dates of purchase of three months or less to be cash equivalents for purposes of the consolidated cash flow statement. There were no cash equivalents at December 31, 2015 and 2014.

MANGROVE EMPLOYER SERVICES – PAYROLL DIVISION
(A CARVE-OUT OF MANGROVE EMPLOYER SERVICES, INC.)

NOTES TO SPECIAL PURPOSE CARVE-OUT FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTS RECEIVABLE

Accounts receivable consist primarily of amounts due from customers under normal trade terms as of December 31, 2015 and 2014. Allowance for doubtful accounts are provided for based upon a variety of factors, including historical amounts written-off, an evaluation of current economic conditions, and an assessment of individual customer collectability. As of December 31, 2015 and 2014, the Payroll Division had recorded $30,329 and $29,979, respectively, as an allowance for doubtful accounts.

REVENUE RECOGNITION

The Payroll Division recognizes revenue in accordance with Accounting Standards Codification ASC 605-25, Revenue Recognition – Multiple Element Arrangements, Accounting Standards Update No. 2009-13, Multiple-Deliverable Revenue Arrangements (“ASU 2009-13”), and Staff Accounting Bulletin 104, Revenue Recognition. Revenue is recognized when there is persuasive evidence that an arrangement exists, delivery has occurred, the fee is fixed or determinable and collection of the revenue is probable.

The Payroll Division derives its revenue predominantly from recurring fees and non- recurring service fees. Recurring fees are collected under agreements for payroll, timekeeping, HR-related cloud-based computing services, all of which are generally cancellable by the client on 60 days’ notice or less. Non-recurring service fees consist mainly of implementation and custom reporting services. Such fees are billed to clients and revenue is recorded upon completion of the service. The Payroll Division’s agreements do not include general rights of return. As such, the agreements are accounted for as service contracts.

Most multiple-element arrangements include a short implementation services phase which involves client setup procedures and loading data into the Payroll Division’s cloud-based applications. Such activities are performed by either the Payroll Division or a third party vendor. Major recurring fees included in multiple-element arrangements include:

•
Payroll processing and related services, including payroll reporting and tax filing services delivered on a weekly, biweekly, semi-monthly, or monthly basis depending upon the payroll frequency of the client and on an annual basis if a client selects Form W-2 preparation and processing services;

•	Time and attendance reporting services delivered on a monthly basis; and
•	Cloud-based HR software solutions, including employee administration and benefits enrollment and administration, delivered on a monthly basis.

MANGROVE EMPLOYER SERVICES – PAYROLL DIVISION
(A CARVE-OUT OF MANGROVE EMPLOYER SERVICES, INC.)

NOTES TO SPECIAL PURPOSE CARVE-OUT FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE RECOGNITION (CONTINUED)

For each agreement, the Payroll Division evaluates whether the individual deliverables qualify as separate units of accounting. The Payroll Division’s deliverables typically do not have standalone value upon delivery, and as such are generally and treated as a single unit of accounting by frequency of occurrence for the product category involved such as biweekly payroll or monthly timekeeping services. Revenues for such arrangements treated as a single unit of accounting are generally recognized within the same month that the services are rendered given that the agreements are cancellable with 60 days’ or less notice.

PROPERTY, EQUIPMENT AND IMPROVEMENTS

Property, equipment and improvements are recorded at cost, less accumulated depreciation and amortization. Depreciation and amortization expense is computed using the straight-line method over the estimated useful lives of the respective assets, which range from three to seven years. Leasehold improvements are amortized over the lesser of the lease term or the economic life of the asset. Expenditures that materially increase the asset’s life are capitalized, while ordinary maintenance and repairs are charged to operations as incurred. Upon disposition of property and equipment, the related cost, and accumulated depreciation and amortization are removed from the accounts and any resulting gain or loss is reflected in the statement of operations.

The useful lives of property, equipment and improvements are as follows:

Estimated Useful Lives
Benefits administration software	3 years
Computer and related equipment	5 years
Furniture and fixtures	7 years
Equipment – other	5 – 7 years
Leasehold improvements	Lower of asset’s useful life or lease term

 MANGROVE EMPLOYER SERVICES – PAYROLL DIVISION
(A CARVE-OUT OF MANGROVE EMPLOYER SERVICES, INC.)

NOTES TO SPECIAL PURPOSE CARVE-OUT FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INTANGIBLE ASSETS

Intangible assets are recorded at cost, less accumulated amortization. Amortization expense is computed using the straight-line method over the estimated useful lives of the respective assets. Intangible assets consist of capitalized software development costs and customer- related assets.

The Payroll Division capitalizes software development costs associated with its Version 5 and Version 7 payroll and human resource support modules. Capitalized costs include salaries and payroll related costs for employees, based on their participation in the project, during the capitalization period. The capitalization period includes costs incurred subsequent to management’s determination of project feasibility to the date the project is available for release to customers. Development costs that do not meet the above criteria are charged to expense as incurred. Capitalized software development costs are amortized over a period of 4 years.

Customer-related intangible assets, include customer contracts and related customer relationships, non-contractual customer relationships and customer lists. Such assets are initially recognized at fair value upon acquisition. Customer-related intangible assets are amortized over a period of 5 years.

IMPAIRMENT OF LONG-LIVED ASSETS

The Payroll Division periodically assesses its long-lived assets for impairment whenever events or changes in business circumstances indicate the carrying value may not be recoverable. Such events or circumstances generally include the occurrence of operating losses or a significant decline in earnings. The Payroll Division considers its future undiscounted cash flows in assessing the recoverability of these assets. The Payroll Division assesses cash flows before interest charges, and when impairment is indicated, reduces the asset value to fair value. If quoted market values are not available, the Payroll Division estimates fair value by calculating the present value of future cash flows. If impairment has occurred, any excess of carrying value over fair value would be recorded as a loss. Based on its review, management of the Payroll Division does not believe that any material impairment of its long-lived assets has occurred.

MANGROVE EMPLOYER SERVICES – PAYROLL DIVISION
(A CARVE-OUT OF MANGROVE EMPLOYER SERVICES, INC.)

NOTES TO SPECIAL PURPOSE CARVE-OUT FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

Our results of operations have historically been included in the federal and state income tax returns of the Company. The income tax amounts reflected in the accompanying special purpose carve-out financial statements have been allocated to the Payroll Division by applying Accounting Standards Codification 740, Income Taxes (ASC 740) to the Payroll Division as if it was a separate taxpayer, i.e. applying the “separate return method”. Under this method, the Payroll Division is assumed to file a separate return with the taxing authority, thereby reporting its taxable income or loss and paying the applicable tax to or receiving the appropriate refund from the Company.

The Payroll Division accounts for income taxes using the asset and liability method. Under this method, deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of the Payroll Division’s assets and liabilities at tax rates expected to be in effect when such temporary differences are expected to reverse.

The Payroll Division assesses the likelihood that the deferred tax assets will be recovered from future taxable income and, if recovery is not more likely than not, the Payroll Division establishes a valuation allowance to reduce the deferred tax assets to the amounts expected to be realized. Realization of the deferred tax assets is dependent on the Payroll Division generating sufficient taxable income in future years to obtain a benefit from the reversal of temporary differences and from net operating losses.

The Payroll Division utilizes a two-step approach to recognizing and measuring uncertain tax positions by determining if the weight of available evidence indicates it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes. The second step is to measure the tax benefit as the largest amount which is more than 50% likely of being realized upon ultimate settlement. As of December 31, 2015 and 2014, the Payroll Division has recorded a liability of $42,499 related to tax positions taken.

The Payroll Division considers many factors when evaluating and estimating its tax positions and tax benefits, which may require periodic adjustments and which may not accurately forecast actual outcomes.

The Payroll Division has elected to include interest and penalties related to its tax contingences as a component of income tax expense. There were no accruals for interest and penalties related to uncertain tax positions as of December 31, 2015.

MANGROVE EMPLOYER SERVICES – PAYROLL DIVISION
(A CARVE-OUT OF MANGROVE EMPLOYER SERVICES, INC.)

NOTES TO SPECIAL PURPOSE CARVE-OUT FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FAIR VALUE MEASUREMENTS

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company utilizes a fair value hierarchy based on three levels of inputs, of which the first two are considered observable and the last unobservable, that may be used to measure fair value is as follows:

Level 1 - Quoted prices in active markets for identical assets or liabilities.
Level 2 - Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.
Level 3 - Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The carrying values of financial instruments, which include cash and cash equivalents, accounts receivable, accounts payable and accrued expenses, funds held for clients, client fund obligations, and notes payable, approximate fair value due to their short-term maturities and the relatively stable interest rate environment.

MANGROVE EMPLOYER SERVICES – PAYROLL DIVISION
(A CARVE-OUT OF MANGROVE EMPLOYER SERVICES, INC.)

NOTES TO SPECIAL PURPOSE CARVE-OUT FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

NOTE 3 - PROPERTY, EQUIPMENT AND IMPROVEMENTS, NET

Property, equipment and improvements consist of the following at December 31:

	2015	2014
Computer and related equipment	$1,098,723	$980,184
Furniture and fixtures	330,026	326,776
Equipment – other	953,937	950,975
Leasehold improvements	454,792	454,792

	2,837,478	2,712,727
Less: accumulated depreciation and amortization	(2,548,917)	(2,444,326)

Property, Equipment and Improvements, Net	$288,561	$268,401

Depreciation and amortization expense amounted to $73,214 and $141,621 for the years ended December 31, 2015 and 2014, respectively. Included in property, equipment and improvements are assets under capital leases with a cost basis of $268,123 and $195,385, less accumulated amortization of $211,467 and $130,509, as of December 31, 2015 and 2014, respectively.

NOTE 4 - INTANGIBLE ASSETS, NET

Intangible assets consist of the following at December 31:

	2015	2014
Capitalized software development costs	$1,971,276	$1,971,276
Customer relationships	5,734,506	5,734,506

	7,705,782	7,705,782
Less: accumulated amortization	(6,832,119)	(6,044,985)

Intangible Assets, Net	$873,663	$1,660,797

Amortization expense amounted to $787,134 and $987,407 for the years ended December 31, 2015 and 2014, respectively.

Estimated future amortization expense for the years ending December 31, 2016, 2017 and 2018 are $584,155, $206,156 and $83,352, respectively.

MANGROVE EMPLOYER SERVICES – PAYROLL DIVISION
(A CARVE-OUT OF MANGROVE EMPLOYER SERVICES, INC.)

NOTES TO SPECIAL PURPOSE CARVE-OUT FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

NOTE 5 - ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses consist of the following at December 31:

	2015	2014
Accounts payable	$67,323	$125,261
Accrued vacation	19,946	24,851
Federal, state and local withholdings	29,369	29,718
Income taxes payable	42,499	111,734

Accounts Payable and Accrued Expenses	$159,137	$291,564

NOTE 6 - FUNDS HELD FOR CLIENTS AND CLIENT FUND OBLIGATIONS

The Payroll Division obtains funds from clients in advance of performing payroll and payroll tax filing services on behalf of those clients. Funds held for clients represent assets that are used solely for the purposes of satisfying the obligations to remit funds relating to payroll and payroll tax filling services. Funds held for clients are held in demand deposit accounts at major financial institutions. The Payroll Division has classified funds held for clients as a current asset since these funds are held solely for the purposes of satisfying the client fund obligations.

Client fund obligations represent the Payroll Division’s contractual obligations to remit funds to satisfy clients’ payroll and tax payment obligations and are recorded in the accompanying balance sheets at the time that the Payroll Division obtains funds from clients. The client fund obligations represent liabilities that will be repaid within one year of the balance sheet date.

NOTE 7 - EMPLOYEE BENEFIT PLANS

The Company sponsors a 401(k) plan covering substantially all its full-time employees. Participants may contribute up to 60% of their gross annual compensation, not to exceed the mandatory limit defined by the Internal Revenue Code (the “Code”). The Payroll Division makes matching contributions at a rate of 50% of employee contributions, up to 4% of the employee's gross annual compensation, resulting in a maximum matching contribution of 2% of eligible employee compensation.   The Payroll Division’s contribution amounted to $39,654 and $42,286 for the years ended December 31, 2015 and 2014, respectively.

MANGROVE EMPLOYER SERVICES – PAYROLL DIVISION
(A CARVE-OUT OF MANGROVE EMPLOYER SERVICES, INC.)

NOTES TO SPECIAL PURPOSE CARVE-OUT FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

NOTE 8 - NOTES PAYABLE

Notes payable consist of the following at December 31:

	2015	2014
Promissory note, ($350,000 original amount) - bearing interest at 3.25% per annum, payable in 36 monthly payments of principal and interest of $10,225, commencing September 2014, maturing August 2017, collateralized by equipment and inventory and guaranteed by the shareholders of the Company – The Company was not in compliance with certain covenants of this note. Accordingly, the principal balance outstanding has been classified as current.	$198,722	$312,804

Promissory note, ($385,785 original amount) - bearing interest at 1 year LIBOR (0.629% at December 31, 2014), varying principal payments, maturity date November 2015, secured by treasury stock of the Company	--	135,795

Promissory note, ($598,946 original amount) - bearing interest at 5% per annum, payable in 48 monthly payments of principal and interest of $6,353, commencing December 2011, maturity date March 2020, unsecured	389,794	444,994

Loans from the shareholders of the Company, ($200,000 each original amount), bearing interest at 12% per annum, payable monthly, no stated maturity date, unsecured, subordinate to all secured debt	400,000	400,000

Promissory note, ($111,112 original amount) - bearing interest at 2.04% per annum, payable in 20 quarterly payments of principal and interest of $5,857, commencing August 2010, maturity date April 2015, unsecured	--	11,626

	988,516	1,305,219
Less: current portion of notes payable	(254,486)	(706,506)

Notes Payable, Net of Current Portion	$734,030	$598,713

MANGROVE EMPLOYER SERVICES – PAYROLL DIVISION
(A CARVE-OUT OF MANGROVE EMPLOYER SERVICES, INC.)

NOTES TO SPECIAL PURPOSE CARVE-OUT FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

NOTE 8 - NOTES PAYABLE (CONTINUED)

Future minimum principal payments due on these notes payable are as follows:

For the Years Ending December 31,	Amounts
2016	$254,486
2017	61,394
2018	64,683
2019	68,140
2020	539,813

Total	$988,516

NOTE 9 - INCOME TAXES

The provision (benefit) for income taxes consist of the following at December 31:

	2015	2014
Current:
Federal	$--	$42,499
State	--	--

Total current	--	42,499

Deferred:
Federal	(48,501)	(206,225)
State	(5,072)	(32,073)

Total deferred	(53,573)	(238,298)

Total Income Tax Benefit	$(53,573)	$(195,799)

MANGROVE EMPLOYER SERVICES – PAYROLL DIVISION
(A CARVE-OUT OF MANGROVE EMPLOYER SERVICES, INC.)

NOTES TO SPECIAL PURPOSE CARVE-OUT FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

NOTE 9 - INCOME TAXES (CONTINUED)

Deferred income tax assets and liabilities consist of the following at December 31:

	2015	2014
Deferred Tax Assets:
Property, equipment and improvements	$48,070	$41,721
Intangible assets	809,670	666,465
Accrued expenses	7,506	9,351
Allowance for doubtful receivables	11,502	46,688
Net operating losses carryforward	85,731	163,544
Research & development credit carryforward	68,026	49,163

Deferred Tax Assets	$1,030,505	$976,932

As of December 31, 2015, we have federal and state income tax net operating loss (NOL) carryforwards of approximately $227,800, which will expire at various dates from 2034 through 2035. Additionally, we have research & development credits carryforward of approximately $68,000 for developing software, which will expire at various dates from 2034 through 2035.

The Company is subject to income tax in the federal and certain state jurisdictions. The Company is no longer subject to federal and state examinations by tax authorities for years prior to 2011.

NOTE 10 - RELATED PARTY TRANSACTIONS

The Payroll Division has entered into a lease arrangement with MI LLC for office space in the state of Florida. The lease term expires in 2038. The rent payments consist of base rent equal to the monthly principal and interest payments associated with the underlying mortgage on the property, plus sales tax on the entire amount, and additional payments towards operating expenses including repairs, maintenance, utilities and property taxes.

MANGROVE EMPLOYER SERVICES – PAYROLL DIVISION
(A CARVE-OUT OF MANGROVE EMPLOYER SERVICES, INC.)

NOTES TO SPECIAL PURPOSE CARVE-OUT FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

NOTE 11 - COMMITMENTS AND CONTINGENCIES

LEASES

The Payroll Division leases office space under various operating lease agreements, including an agreement with a related party. In addition, the Payroll Division leases equipment under various operating and capital leases. The lease terms expire on various dates through 2038. Certain lease agreements contain provisions for rent escalations during the lease terms.

At December 31, 2015, future minimum rentals under these leases are as follows:

	Operating Leases
For the Years Ending December 31,	Related Party	Other	Total	Capital Leases	Total
2016	$164,352	$68,628	$232,980	$30,513	$263,493
2017	164,352	5,719	170,071	25,766	195,837
2018	164,352	--	164,352	4,287	168,639
2019	164,352	--	164,352	--	164,352
2020	164,352	--	164,352	--	164,352
Thereafter	2,958,336	--	2,958,336	--	2,958,336

Total	$3,780,096	$74,347	$3,854,443	$60,566	$3,915,009

Less: amount representing interest				(10,370)

Present value of minimum lease payments				50,196

Less: current maturities				(24,073)

Present Value of Minimum Lease Payments, Net of Current Maturity				$26,123

Rent expense amounted to $400,943 and $278,537 for the years ended December 31, 2015 and 2014, respectively, including rent expense for leases with the related party of $314,950 and $185,663.

LITIGATION

The Company and the Payroll Division is subject to various legal actions that arise in the normal course of business. In the opinion of the Payroll Division’s management, there are no material legal actions pending or threatened which will have a material adverse effect on the Payroll Division’s financial position.

MANGROVE EMPLOYER SERVICES – PAYROLL DIVISION
(A CARVE-OUT OF MANGROVE EMPLOYER SERVICES, INC.)

NOTES TO SPECIAL PURPOSE CARVE-OUT FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

NOTE 12 - INVESTED EQUITY

Overview

The Payroll Division provides certain management and administrative services to each of the business units of the Company. The costs for such services transferred to other units are reflected in appropriate categories in the accompanying statements of operations for the years ended December 31, 2015 and 2014. Additionally, the Payroll Division performs cash management functions on behalf of the Company. Substantially all of the Company’s cash balances are swept to the Payroll Division on a daily basis, where they are managed and invested by the Payroll Division. As a result, all of the charges and cost allocations to other units covered by these centralized cash management functions were deemed to have been paid to us by the Company, in cash, during the period in which the cost was recorded in the financial statements. In addition, all of the cash receipts on behalf of other units were deemed to have been paid by us to the Company, as they were received. The excess of cash receipts over charges and cash allocation and vice versa is reflected as net contribution from and net distribution to the Company, respectively, in the statements of invested equity and cash flows.

Net (Distributions To) Contributions From Mangrove Employer Services, Inc.

The significant components of net (distributions to) contributions from Mangrove Employer Services, Inc. for the years ended December 31, 2015 and 2014, were as follows:

	For the years ended December 31,
	2015	2014
Customer payments and other cash receipts	$2,189,953	$2,701,257
Allocation of expenses	(332,851)	(365,230)
Accounts payable and other payments	(1,928,778)	(2,083,356)

Net cash (distribution to) contribution from Mangrove Employer Services, Inc.	(71,676)	252,671

Allocation of non-cash expenses	(31,377)	(60,695)

Net (Distribution to) Contribution From Mangrove Employer Services, Inc.	$(103,053)	$191,976

MANGROVE EMPLOYER SERVICES – PAYROLL DIVISION
(A CARVE-OUT OF MANGROVE EMPLOYER SERVICES, INC.)

NOTES TO SPECIAL PURPOSE CARVE-OUT FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

NOTE 12 - INVESTED EQUITY (CONTINUED)

(Distributions to) contributions from the Company are generally recorded based on actual costs incurred, without a markup. The basis of allocation to the Company and its other units, for the items described above, is as follows:

Customer payments and other cash receipts: As indicated above, the Payroll Division performs centralized cash management functions under which all cash receipts are swept to, and managed and invested by, the Payroll Division on a daily basis. To the extent customer payments for other units are received by the Payroll Division, or to the extent other cash receipts are received by the Payroll Division, related to other units, such amounts are applied to the corresponding customer accounts receivable or other receivable balances and are reflected as cash contribution to Mangrove Employer Services, Inc.

Allocation of expenses: The Payroll Division administers and incurs the costs associated with certain functions on a centralized basis, including administrative payroll and related tax and benefits processing, bank charges, interest and depreciation, and allocates the associated costs to the other units. Payroll and related taxes have been allocated based on actual time spent by the administrative personnel in other units. All other costs have been allocated based on the relative revenue for each unit in each year.

Accounts payable and other payments: All cash disbursements for trade and other accounts payable, accrued expenses and debt, are funded centrally by the Payroll Division. Transactions processed for trade and other accounts payable, accrued expenses and debt, associated with other units of the Company are reflected as cash distributions to Mangrove Employer Services, Inc.

NOTE 13 - SUBSEQUENT EVENTS

The Payroll Division evaluated subsequent events through March 17, 2016, the date these financial statements were issued. Except for the matter disclosed in Note 1, there were no material subsequent events that required recognition or additional disclosure in the accompanying financial statements.